Exhibit 32.1

SENECA GAMING CORPORATION
CERTIFICATION OF CORPORATE OFFICERS

(Furnished Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Seneca Gaming Corporation, or SGC, on Form 10-Q for the fiscal quarter ended June 30, 2007, as filed with the Securities and Exchange Commission, we, Brian Hansberry, Interim President and Chief Executive Officer, and Patrick M. Fox, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                      The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended,; and

2.                                      The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of SGC as of, and for, the periods presented in the Form 10-Q.

A signed original of this written statement required by Section 906 has been provided to SGC and will be retained by SGC and furnished to the Securities and Exchange Commission or its Staff upon request.

August 14, 2007

/s/ E. Brian Hansberry
E. Brian Hansberry
Interim President and Chief Executive Officer
(Principal Executive Officer)

/s/ Patrick M. Fox
Patrick M. Fox
Chief Financial Officer
(Principal Financial Officer)

The forgoing certification is being furnished as an exhibit to the Form 10-Q pursuant to Item 601(b)(32) of Regulation S-K and Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and, accordingly, is not being filed as part of the Form 10-Q for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of SGC, whether made before or after the date hereof, regardless of any general incorporation language in such filing.